LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

$609,580,000 (Approximate)

STRUCTURED ASSET SECURITIES CORP.

SERIES 2004-S4

SENIOR/SUBORDINATE CERTIFICATES

BACKED BY 2ND LIEN MORTGAGES

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analysis contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representations or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.)

To 10% Call
		Initial	Est.	Payment		Target		Legal	Expected
	Approximate	Coupon/	WAL(2)	Window(2)	C/E (3)	C/E	Initial	Final	Ratings
Class	Size ($) (1)	Benchmark	(yrs.)	(mos.)	(%)	(%)	Margin	Maturity	(Moody’s/S&P)
A1	240,000,000	1 M LIBOR	0.72	1-16	32.40%	64.80%	TBD	12/25/2034	Aaa/AAA
A2	183,658,000	1 M LIBOR	2.01	16-34	32.40%	64.80%	TBD	12/25/2034	Aaa/AAA
M1	60,958,000	1 M LIBOR	4.79	34-67	22.40%	44.80%	TBD	12/25/2034	Aa2/AA
M2	15,240,000	1 M LIBOR	4.83	53-67	19.90%	39.80%	TBD	12/25/2034	Aa3/AA-
M3	28,345,000	1 M LIBOR	4.49	46-67	15.25%	30.50%	TBD	12/25/2034	A2/A
M4	12,192,000	1 M LIBOR	4.29	44-67	13.25%	26.50%	TBD	12/25/2034	A3/A-
M5	11,887,000	1 M LIBOR	4.21	43-67	11.30%	22.60%	TBD	12/25/2034	Baa1/BBB+
M6	11,582,000	1 M LIBOR	4.14	41-67	9.40%	18.80%	TBD	12/25/2034	Baa2/BBB
M7	10,668,000	1 M LIBOR	4.09	40-67	7.65%	15.30%	TBD	12/25/2034	Baa3/BBB-
B1	8,839,000	5.00%	4.05	39-67	6.20%	12.40%	N/A	12/25/2034	Ba1/BB+
B2	6,096,000	5.00%	3.13	37-38	5.20%	(4)	N/A	12/25/2034	Ba2/BB
B3	20,115,000	5.00%	4.24	38-67	1.90%	(4)	N/A	12/25/2034	NR/BB-

To Maturity
		Initial	Est.	Payment		Target		Legal	Expected
	Approximate	Coupon/	WAL(2)	Window(2)	C/E (3)	C/E	Initial	Final	Ratings
Class	Size ($) (1)	Benchmark	(yrs.)	(mos.)	(%)	(%)	Margin	Maturity	(Moody’s/S&P)
A1	240,000,000	1 M LIBOR	0.72	1-16	32.40%	64.80%	TBD	12/25/2034	Aaa/AAA
A2	183,658,000	1 M LIBOR	2.01	16-34	32.40%	64.80%	TBD	12/25/2034	Aaa/AAA
M1	60,958,000	1 M LIBOR	5.89	34-145	22.40%	44.80%	TBD	12/25/2034	Aa2/AA
M2	15,240,000	1 M LIBOR	5.21	53-125	19.90%	39.80%	TBD	12/25/2034	Aa3/AA-
M3	28,345,000	1 M LIBOR	4.86	46-121	15.25%	30.50%	TBD	12/25/2034	A2/A
M4	12,192,000	1 M LIBOR	4.64	44-114	13.25%	26.50%	TBD	12/25/2034	A3/A-
M5	11,887,000	1 M LIBOR	4.55	43-111	11.30%	22.60%	TBD	12/25/2034	Baa1/BBB+
M6	11,582,000	1 M LIBOR	4.46	41-106	9.40%	18.80%	TBD	12/25/2034	Baa2/BBB
M7	10,668,000	1 M LIBOR	4.39	40-102	7.65%	15.30%	TBD	12/25/2034	Baa3/BBB-
B1	8,839,000	5.00%	4.32	39-96	6.20%	12.40%	N/A	12/25/2034	Ba1/BB+
B2	6,096,000	5.00%	3.13	37-38	5.20%	(4)	N/A	12/25/2034	Ba2/BB
B3	20,115,000	5.00%	4.42	38-90	1.90%	(4)	N/A	12/25/2034	NR/BB-

(1)

Subject to a permitted variance of + 5% in aggregate.

(2)

The Certificates will be priced assuming 100% of the Prepayment Assumption.  100% of the Prepayment Assumption assumes a speed of 20% CPR for the first month in the life of the loan, increasing to 35% CPR in month 12 and remaining constant thereafter.   Based on an assumed closing date of 10/30/04, dated date of 10/25/04 and first payment date of 11/25/04.

(3)

The credit enhancement includes overcollateralization of 1.90%.  There will no overcollateralization on the Closing Date.  Excess spread will be used to build and maintain the overcollateralization target beginning in August 2005.

(4)

On or after the Stepdown Date and as long as a Trigger Event is not in effect, the Class B2 and B3 Certificates will not be paid to their targeted credit enhancement percentage.  Any remaining principal distributable to the Class B2 and B3 Certificates will be paid sequentially and in that order, until reduced to zero.

Principal Payment Priority

I.

Prior to the Stepdown Date, or whenever a Trigger Event is in effect:

1)

All principal will be paid to the Class A1 and A2 Certificates, sequentially and in that order, until reduced to zero; and

2)

All remaining principal will be allocated to the Class M1, M2, M3, M4, M5, M6, M7, B1, B2 and B3 Certificates (the “Subordinate Certificates”), sequentially and in that order, until reduced to zero.

I.

On or after the Stepdown Date and as long as a Trigger Event is not in effect, the Principal Distribution Amount (as defined herein) will be distributed as follows:

1)

To the Class A1 and A2 Certificates, sequentially and in that order, provided, however, that principal will only be allocated to the Class A Certificates in the amount required to achieve the Targeted Senior Enhancement Percentage in the aggregate;

2)

To the Class M1, M2, M3, M4, M5, M6, M7 and B1 Certificates, sequentially and in that order, until the Credit Enhancement behind each class is equal to the Target Enhancement Percentage; and

3)

To the Class B2 and B3 Certificates, sequentially and in that order, until reduced to zero.

The “Stepdown Date” is the later of (i) the Distribution Date upon which the Senior Enhancement Percentage (as defined herein) is equal to the Targeted Senior Enhancement Percentage of 64.80%, or (ii) the 37th distribution date.

The “Principal Distribution Amount” with respect to any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect is equal to the lesser of (i) the aggregate certificate principal balance (before giving effect to any payments) and (ii) the excess of (x) the aggregate certificate principal balance (before giving effect to any payments) over (y) the current collateral balance (after giving effect to distributions on such date) minus the Overcollateralization Target (as defined below).

The “Overcollateralization Target” with respect to any Distribution Date prior to the Stepdown Date or for which a Trigger Event is in effect is equal to 1.90% of the Cut-Off Date collateral balance.   The Overcollateralization Target with respect to any Distribution Date on or after the Stepdown Date and for which a Trigger Event is not in effect is equal the greater of (i) the lesser of (a) 1.90% of the Cut-Off Date collateral balance and (b) 3.80% of the current collateral balance, after giving effect to distributions on that Distribution Date and (ii) 0.50% of the Cut-Off Date collateral balance.

The “Overcollateralization Amount” with respect to any Distribution Date is equal to the excess of (x) the current collateral balance over (y) the aggregate Class Principal Balance of the Certificates after giving effect to distributions on such Distribution Date.

Interest Payment Priority

The “Interest Rate” for the Class A1, A2, M1, M2, M3, M4, M5, M6 and M7 Certificates (the “LIBOR Certificates”) will be equal to the lesser of (i) one-month LIBOR plus their respective margins and (ii) the Net Funds Cap (as defined herein).  Interest for the LIBOR Certificates will be calculated on an actual/360 basis.

The “Interest Rate” for the Class B1, B2 and B3 Certificates (the “Class B Certificates”) will initially be equal to the lesser of (i) 5.00% and (ii) the Net Funds Cap, calculated on a 30/360 basis.

The “Accrual Period” for the Certificates for each Distribution Date will be the one-month period beginning on the immediately preceding Distribution Date (or on November 25, 2004, in the case of the first Accrual Period) and ending on the day immediately preceding the related Distribution Date.

Interest received or advanced on each Distribution Date will be allocated in the following priority:

(1)

To pay the Servicing Fee and the Trustee Fee;

(2)

To pay Current Interest and Carryforward Interest to the Class A1 and A2 Certificates on a pro rata basis;

(3)

To pay Current Interest and Carryforward Interest to the Class M1, M2, M3, M4, M5, M6, M7, B1, B2 and B3 Certificates, sequentially and in that order;

(4)

To pay the Credit Risk Manager Fee;

(5)

To pay to the Trustee, previously unreimbursed extraordinary costs, liabilities and expenses, to the extent provided in the Trust Agreement;

(6)

Any interest remaining after the application of (1) through (5) above will be deemed excess interest for such Distribution Date and will be distributed as principal, according to the principal distribution rule in effect for such Payment Date, as needed to achieve or maintain the Overcollateralization Target;

(7)

To pay concurrently in proportion to their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts after giving effect to distributions already made on such Distribution Date, to the Class A1 and A2 Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts;

(8)

To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7, B1, B2 and B3 Certificates any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts;

(9)

To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7, B1, B2 and B3 Certificates any Deferred Amounts; and

(10)

To pay remaining amounts to the holder of the Class X Certificate.

Carryforward Interest

“Carryforward Interest” for each Class of Certificates for any Distribution Date will be the sum of (1) the amount, if any, by which (x) the sum of (A) Current Interest for such Class for the immediately preceding Distribution Date and (B) any unpaid Carryforward Interest from previous Distribution Dates exceeds (y) the amount distributed in respect of interest on such Class on such immediately preceding Distribution Date, and (2) interest on such amount for the related Accrual Period at the applicable Interest Rate.

 “Current Interest” for any Class of Certificates for any Distribution Date will be the aggregate amount of interest accrued at the applicable Interest Rate during the related Accrual Period on the Class Principal Amount of that Class.

Net Funds Cap

The “Net Funds Cap” for each Distribution Date will be the annual rate equal to (a) the weighted average of the Net Mortgage Rates (as defined below) of the Mortgage Loans, as of the first day of the related collection period, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the accrual period; provided, however, that with respect to the Class B Certificates, clause (b) above will be equal to 1.

The “Net Mortgage Rate” with respect to any Mortgage Loan will be the Mortgage Rate thereof reduced by the sum of the Servicing Fee Rate and the Trustee Fee Rate.

Origination and Servicing

The majority of the mortgage loans were originated by Aurora (25.94%), Option One (21.95%), Fieldstone Mortgage (17.96%), Aames (12.43%) and Fremont (10.36%) and as of the closing date will be serviced by Wells Fargo (58.46%), Aurora (26.02%), Option One (9.96%), Ocwen (3.09%), Chase (1.69%) and Countrywide (0.78%).

Credit Risk Manager

The MurrayHill Company (“MurrayHill”) will act as a credit risk manager on behalf of the trust.  MurrayHill’s primary function will be to monitor and advise the servicers with respect to default management, and reporting for the benefit of the trust. The following summarizes some of MurrayHill’s monthly activities:

•

Monitoring of all loans that are 60 or more days delinquent to ensure all foreclosure timelines are met or forbearance plans are established.

•

Review of the prepayment penalty collections by the servicers.

Basis Risk Shortfall

With respect to each Distribution Date, to the extent that (a) the amount of interest payable to a Class exceeds (b) the amount calculated under its Net Funds Cap (such excess, a “Basis Risk Shortfall”), that Class will be entitled to the amount of such Basis Risk Shortfall or Unpaid Basis Risk Shortfall, plus interest thereon at the applicable Interest Rate, before the Class X and Class R Certificates are entitled to any distributions.  The “Unpaid Basis Risk Shortfall” for any Class of Offered Certificates on any Distribution Date will be the aggregate of all Basis Risk Shortfalls for such Class for all previous Distribution Dates, together with interest thereon at the applicable Interest Rate, less all payments made with respect to such Class in respect of such Basis Risk Shortfalls on or prior to such Distribution Date.

Losses

Losses not covered by the pool policies are allocated in the following order: excess spread, overcollateralization and the Subordinate Certificates in inverse order of priority. The allocation of losses to a class will result in a writedown of its principal amount and is referred to as an “Applied Loss Amount.”  The balance of the Class A Certificates will not be reduced by allocation of Applied Loss Amounts.

Deferred Amount & Subsequent Recoveries

With respect to each Distribution Date, the “Deferred Amount” for each Class of Subordinate Certificates will be equal to the amount by which (x) the aggregate of Applied Loss Amounts previously applied in reduction of the Class Principal Amount thereof exceeds (y) the sum of (i) the aggregate of amounts previously distributed in reimbursement thereof and (ii) the amount by which the Principal Amount of such class has been increased due to Subsequent Recoveries.

A “Subsequent Recovery” is an amount recovered with respect to a Mortgage Loan after it has been liquidated and the loss has been passed through to the Trust.  Subsequent Recoveries will increase the principal amount of classes which have been allocated an Applied Loss Amount, in order of seniority, by an amount equal to the lesser of (i) the outstanding Deferred Amount for such class and (ii) the amount of Subsequent Recoveries available after application to more senior classes.  Funds related to Subsequent Recoveries will be included in the remittance amount for the related Distribution Date.

10% Optional Redemption

The transaction can be called by the Master Servicer, Aurora Loan Services (an affiliate of Lehman Brothers), on any Distribution Date following the month in which the current collateral balance of the loans is reduced to less than 10% of the Cut-off Date collateral balance.  If the optional redemption is not exercised, beginning with the following Distribution Date, the margin on the Class A Certificates will double, the margin on the Class M Certificates will increase to 1.5 times their initial margin and the interest rate on the Class B Certificates will increase by 0.50%.

Credit Enhancement

Subordination

The Class A Certificates will have limited protection by means of the subordination of the Subordinate Certificates.  Class A Certificates will have the preferential right to receive interest due to them and principal available for distribution over Classes having a lower priority of distribution.  Each Class of Class M Certificates will be senior to all other Classes of Class M Certificates with a higher numerical designation and the Class B Certificates.  Each Class of Class B Certificates will be senior to all other Classes of Class B Certificates with a higher numerical designation.  If on any Distribution Date after giving effect to all realized losses and distributions of principal on such Distribution Date, the aggregate Certificate Principal Amount exceeds the aggregate loan balance, the Class M and Class B Certificates will be reduced by the Applied Loss Amount in the following order: to the Class B Certificates in inverse order of priority, until all of the Class B Certificates have been reduced to zero and then to the Class M Certificates in inverse order of priority, until all of the Class M Certificates have been reduced to zero.

Overcollateralization

Excess interest may be used to pay down the Certificates so the aggregate loan balance exceeds the aggregate certificate balance (Overcollateralization or “OC”).  Excess interest will be used to achieve or maintain the Overcollateralization Target.

The Overcollateralization Target is subject to stepdown.  Prior to the Stepdown Date, the Overcollateralization Target is equal to 1.90% of the Cut-Off Date collateral balance.  On or after the Stepdown Date, the Overcollateralization Target is equal to the greater of (i) the lesser of (a) 1.90% of the Cut-Off Date collateral balance and (b) 3.80% of the current collateral balance, after giving effect to distributions on that Distribution Date and (ii) 0.50% of the Cut-Off Date collateral balance.

Credit Enhancement (continued)

Trigger Events

A “Trigger Event” will have occurred with respect to any Distribution Date if the Rolling Three Month Delinquency Rate as of the last day of the immediately preceding month equals or exceeds [12.50]% of the Senior Enhancement Percentage for that Distribution Date, or if the Cumulative Realized Losses exceed:

Distribution Date

Loss Percentage

December 2007 to November 2008

5.25% for the first month, plus an additional 1/12th of 2.50% for each month thereafter

December 2008 to November 2009

7.75% for the first month, plus an additional 1/12th of

2.25% for each month thereafter

December 2009 to November 2010

10.00% for the first month, plus an additional 1/12th of

0.50% for each month thereafter

December 2010 and thereafter

10.50%

The “Rolling Three Month Delinquency Rate” with respect to any Distribution Date will be the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.

The “Delinquency Rate” for any month will be the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all Mortgage Loans 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate loan balance as of the close of business on the last day of such month.

“Cumulative Realized Losses” with respect to any Distribution Date will be equal to the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative Realized Losses incurred on the Mortgage Loans from the Cut-off Date through the last day of the related Collection Period by (y) the Cut-off Date Balance.

The “Senior Enhancement Percentage” for any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the sum of the total Certificate Principal Amount of the Subordinate Certificates and the Overcollateralization Amount (which, for purposes of this definition only, will not be less than zero), and the denominator of which is the aggregate loan balance, after giving effect to distributions on that Distribution Date.

Lehman Brothers Contacts

MBS Trading	Matt Miller	(212) 526-8315
	Rishi Bansal	(212) 526-8315
	Alar Randmere	(212) 526-8315
	Sumit Chhabra	(212) 526-8315
	Alok Sharma	(212) 526-8315
	David Wong	(212) 526-8315

Syndicate	Kevin White	(212) 526-9519
	Bob Caldwell	(212) 526-9519
	Dan Covello	(212) 526-9519
	Paul Tedeschi	(212) 526-9519

MBS Banking	Ellen Kiernan	(212) 526-4279
	Jenna Levine	(212) 526-1453
	Christina Barretto	(212) 526-2185

Rating Agency Contacts

Standard & Poor’s	Brian Weller	(212) 438-1934
Moody’s	Michael Labuskes	(212) 553-7811

Summary of Terms
Issuer:	Structured Asset Securities Corporation, Series 2004-S4
Depositor:	Structured Asset Securities Corporation
Trustee:	U.S. Bank National Association
Master Servicer:	Aurora Loan Services
Credit Risk Manager:	The MurrayHill Company
Underwriter:	Lehman Brothers Inc.
Distribution Date:	25th of each month, or the next succeeding Business Day Actual First Payment Date: December 27, 2004
Statistical Cut-Off Date:	Approximately 90.14% of the Mortgage Loans are as of October 1, 2004. Approximately 9.86% of the Mortgage Loans are as of October 21, 2004.
Cut-Off Date:	November 1, 2004
Expected Pricing Date:	Week of November 15, 2004
Closing Date:	November 30, 2004
Settlement Date:	November 30, 2004 through DTC, Euroclear or Cedel Bank
Delay Days:	0 Days on the LIBOR Certificates
Dated Date:	November 25, 2004
Day Count:	Actual/360 for the LIBOR Certificates 30/360 for the Class B Certificates
Collection Period:	2nd day of prior month through 1st day of month of such distribution
Servicing Fee:	0.50% of the loan principal balance annually
Trustee Fee:	0.005% of the loan principal balance annually
Clearing/Registration:	Book-entry through DTC, Euroclear, and Cedel
Denomination:	Minimum $25,000; increments of $1 in excess thereof for the Class A Certificates. Minimum $100,000; increments of $1,000 in excess thereof for the Class M and Class B Certificates.
SMMEA Eligibility:	None of the certificates are expected to be SMMEA eligible
ERISA Eligibility:	The Class A and Class M Certificates are expected to be ERISA eligible
Tax Status:	REMIC for Federal income tax purposes

Sensitivity Analysis – To 10% Call (1)

% PPA (2)	50%	75%	100%	125%	150%

Class A1
Avg. Life (yrs)	1.28	0.92	0.72	0.60	0.51
Window (mos)	1-31	1-21	1-16	1-13	1-12
Expected Final Mat.	5/25/2007	7/25/2006	2/25/2006	11/25/2005	10/25/2005

Class A2
Avg. Life (yrs)	5.69	3.65	2.01	1.59	1.32
Window (mos)	31-137	21-92	16-34	13-27	12-22
Expected Final Mat.	3/25/2016	6/25/2012	8/25/2007	1/25/2007	8/25/2006

Class M1
Avg. Life (yrs)	7.53	5.30	4.79	2.51	2.03
Window (mos)	44-137	43-92	34-67	27-34	22-28
Expected Final Mat.	3/25/2016	6/25/2012	5/25/2010	8/25/2007	2/25/2007

Class M2
Avg. Life (yrs)	7.53	5.17	4.83	3.06	2.36
Window (mos)	44-137	42-92	53-67	34-52	28-29
Expected Final Mat.	3/25/2016	6/25/2012	5/25/2010	2/25/2009	3/25/2007

Class M3
Avg. Life (yrs)	7.53	5.14	4.49	4.32	2.61
Window (mos)	44-137	40-92	46-67	52-52	29-34
Expected Final Mat.	3/25/2016	6/25/2012	5/25/2010	2/25/2009	8/25/2007

Class M4
Avg. Life (yrs)	7.53	5.11	4.29	4.32	2.89
Window (mos)	44-137	39-92	44-67	52-52	34-36
Expected Final Mat.	3/25/2016	6/25/2012	5/25/2010	2/25/2009	10/25/2007

Class M5
Avg. Life (yrs)	7.53	5.10	4.21	4.19	3.31
Window (mos)	44-137	39-92	43-67	48-52	36-41
Expected Final Mat.	3/25/2016	6/25/2012	5/25/2010	2/25/2009	3/25/2008

Class M6
Avg. Life (yrs)	7.53	5.09	4.14	3.96	3.40
Window (mos)	44-137	38-92	41-67	45-52	41-41
Expected Final Mat.	3/25/2016	6/25/2012	5/25/2010	2/25/2009	3/25/2008

Class M7
Avg. Life (yrs)	7.53	5.09	4.09	3.80	3.40
Window (mos)	44-137	38-92	40-67	43-52	41-41
Expected Final Mat.	3/25/2016	6/25/2012	5/25/2010	2/25/2009	3/25/2008

(1) Based on an assumed closing date of 10/30/04, dated date of 10/25/04 and first payment date of 11/25/04.

(2) Assumes 100% of the Prepayment Assumption as defined on page 2.

Sensitivity Analysis – To 10% Call (1)

% PPA (2)	50%	75%	100%	125%	150%

Class B1
Avg. Life (yrs)	7.53	5.09	4.05	3.70	3.40
Window (mos)	44-137	38-92	39-67	41-52	41-41
Expected Final Mat.	3/25/2016	6/25/2012	5/25/2010	2/25/2009	3/25/2008

Class B2
Avg. Life (yrs)	4.30	3.10	3.13	3.18	3.24
Window (mos)	44-60	37-40	37-38	38-39	38-40
Expected Final Mat.	10/25/2009	2/25/2008	12/25/2007	1/25/2008	2/25/2008

Class B3
Avg. Life (yrs)	8.48	5.65	4.24	3.64	3.39
Window (mos)	60-137	40-92	38-67	39-52	40-41
Expected Final Mat.	3/25/2016	6/25/2012	5/25/2010	2/25/2009	3/25/2008

(1) Based on an assumed closing date of 10/30/04, dated date of 10/25/04 and first payment date of 11/25/04.

(2) Assumes 100% of the Prepayment Assumption as defined on page 2.

Sensitivity Analysis – To 10% Call (1)

% CPR	20%	30%	40%

Class A1
Avg. Life (yrs)	0.96	0.64	0.47
Window (mos)	1-25	1-16	1-12
Expected Final Mat.	11/25/2006	2/25/2006	10/25/2005

Class A2
Avg. Life (yrs)	4.78	2.22	1.50
Window (mos)	25-118	16-77	12-27
Expected Final Mat.	8/25/2014	3/25/2011	1/25/2007

Class M1
Avg. Life (yrs)	6.40	5.78	2.53
Window (mos)	37-118	53-77	27-35
Expected Final Mat.	8/25/2014	3/25/2011	9/25/2007

Class M2
Avg. Life (yrs)	6.40	4.89	3.68
Window (mos)	37-118	50-77	35-55
Expected Final Mat.	8/25/2014	3/25/2011	5/25/2009

Class M3
Avg. Life (yrs)	6.40	4.69	4.57
Window (mos)	37-118	45-77	55-55
Expected Final Mat.	8/25/2014	3/25/2011	5/25/2009

Class M4
Avg. Life (yrs)	6.40	4.56	4.52
Window (mos)	37-118	43-77	52-55
Expected Final Mat.	8/25/2014	3/25/2011	5/25/2009

Class M5
Avg. Life (yrs)	6.40	4.51	4.26
Window (mos)	37-118	42-77	48-55
Expected Final Mat.	8/25/2014	3/25/2011	5/25/2009

Class M6
Avg. Life (yrs)	6.40	4.46	4.04
Window (mos)	37-118	40-77	45-55
Expected Final Mat.	8/25/2014	3/25/2011	5/25/2009

Class M7
Avg. Life (yrs)	6.40	4.42	3.88
Window (mos)	37-118	40-77	43-55
Expected Final Mat.	8/25/2014	3/25/2011	5/25/2009

(1) Based on an assumed closing date of 10/30/04, dated date of 10/25/04 and first payment date of 11/25/04.

Sensitivity Analysis – To 10% Call (1)

% CPR	20%	30%	40%

Class B1
Avg. Life (yrs)	6.40	4.39	3.78
Window (mos)	37-118	39-77	41-55
Expected Final Mat.	8/25/2014	3/25/2011	5/25/2009

Class B2
Avg. Life (yrs)	3.55	3.12	3.19
Window (mos)	37-50	37-38	38-39
Expected Final Mat.	12/25/2008	12/25/2007	1/25/2008

Class B3
Avg. Life (yrs)	7.23	4.72	3.74
Window (mos)	50-118	38-77	39-55
Expected Final Mat.	8/25/2014	3/25/2011	5/25/2009

(1) Based on an assumed closing date of 10/30/04, dated date of 10/25/04 and first payment date of 11/25/04.

Sensitivity Analysis – To Maturity(1)

% PPA (2)	50%	75%	100%	125%	150%

Class A1
Avg. Life (yrs)	1.28	0.92	0.72	0.60	0.51
Window (mos)	1-31	1-21	1-16	1-13	1-12
Expected Final Mat.	5/25/2007	7/25/2006	2/25/2006	11/25/2005	10/25/2005

Class A2
Avg. Life (yrs)	6.04	3.96	2.01	1.59	1.32
Window (mos)	31-246	21-178	16-34	13-27	12-22
Expected Final Mat.	4/25/2025	8/25/2019	8/25/2007	1/25/2007	8/25/2006

Class M1
Avg. Life (yrs)	8.10	5.83	5.89	2.51	2.03
Window (mos)	44-228	43-178	34-145	27-34	22-28
Expected Final Mat.	10/25/2023	8/25/2019	11/25/2016	8/25/2007	2/25/2007

Class M2
Avg. Life (yrs)	8.09	5.69	5.21	3.48	2.36
Window (mos)	44-212	42-170	53-125	34-112	28-29
Expected Final Mat.	6/25/2022	12/25/2018	3/25/2015	2/25/2014	3/25/2007

Class M3
Avg. Life (yrs)	8.07	5.63	4.86	6.18	2.61
Window (mos)	44-207	40-166	46-121	58-104	29-34
Expected Final Mat.	1/25/2022	8/25/2018	11/25/2014	6/25/2013	8/25/2007

Class M4
Avg. Life (yrs)	8.04	5.59	4.64	4.78	2.89
Window (mos)	44-194	39-156	44-114	52-88	34-36
Expected Final Mat.	12/25/2020	10/25/2017	4/25/2014	2/25/2012	10/25/2007

Class M5
Avg. Life (yrs)	8.02	5.57	4.55	4.44	5.46
Window (mos)	44-188	39-151	43-111	48-85	36-88
Expected Final Mat.	6/25/2020	5/25/2017	1/25/2014	11/25/2011	2/25/2012

Class M6
Avg. Life (yrs)	8.00	5.53	4.46	4.20	4.95
Window (mos)	44-180	38-146	41-106	45-82	54-66
Expected Final Mat.	10/25/2019	12/25/2016	8/25/2013	8/25/2011	4/25/2010

Class M7
Avg. Life (yrs)	8.00	5.50	4.39	4.03	4.30
Window (mos)	44-178	38-139	40-102	43-78	48-61
Expected Final Mat.	8/25/2019	5/25/2016	4/25/2013	4/25/2011	11/25/2009

(1) Based on an assumed closing date of 10/30/04, dated date of 10/25/04 and first payment date of 11/25/04.

(2) Assumes 100% of the Prepayment Assumption as defined on page 2.

Sensitivity Analysis – To Maturity(1)

% PPA (2)	50%	75%	100%	125%	150%

Class B1
Avg. Life (yrs)	8.00	5.45	4.32	3.89	3.95
Window (mos)	44-178	38-132	39-96	41-74	45-58
Expected Final Mat.	8/25/2019	10/25/2015	10/25/2012	12/25/2010	8/25/2009

Class B2
Avg. Life (yrs)	4.30	3.10	3.13	3.18	3.24
Window (mos)	44-60	37-40	37-38	38-39	38-40
Expected Final Mat.	10/25/2009	2/25/2008	12/25/2007	1/25/2008	2/25/2008

Class B3
Avg. Life (yrs)	8.84	5.89	4.42	3.77	3.58
Window (mos)	60-178	40-124	38-90	39-69	40-55
Expected Final Mat.	8/25/2019	2/25/2015	4/25/2012	7/25/2010	5/25/2009

(1) Based on an assumed closing date of 10/30/04, dated date of 10/25/04 and first payment date of 11/25/04.

(2) Assumes 100% of the Prepayment Assumption as defined on page 2.

Sensitivity Analysis – To Maturity(1)

% CPR	20%	30%	40%

Class A1
Avg. Life (yrs)	0.96	0.64	0.47
Window (mos)	1-25	1-16	1-12
Expected Final Mat.	11/25/2006	2/25/2006	10/25/2005

Class A2
Avg. Life (yrs)	5.14	2.40	1.50
Window (mos)	25-220	16-170	12-27
Expected Final Mat.	2/25/2023	12/25/2018	1/25/2007

Class M1
Avg. Life (yrs)	6.99	6.55	2.53
Window (mos)	37-203	53-156	27-35
Expected Final Mat.	9/25/2021	10/25/2017	9/25/2007

Class M2
Avg. Life (yrs)	6.97	5.34	5.56
Window (mos)	37-188	50-145	35-122
Expected Final Mat.	6/25/2020	11/25/2016	12/25/2014

Class M3
Avg. Life (yrs)	6.95	5.12	5.97
Window (mos)	37-183	45-141	58-101
Expected Final Mat.	1/25/2020	7/25/2016	3/25/2013

Class M4
Avg. Life (yrs)	6.95	4.97	4.85
Window (mos)	37-178	43-133	52-95
Expected Final Mat.	8/25/2019	11/25/2015	9/25/2012

Class M5
Avg. Life (yrs)	6.95	4.91	4.54
Window (mos)	37-178	42-129	48-92
Expected Final Mat.	8/25/2019	7/25/2015	6/25/2012

Class M6
Avg. Life (yrs)	6.95	4.84	4.31
Window (mos)	37-178	40-124	45-88
Expected Final Mat.	8/25/2019	2/25/2015	2/25/2012

Class M7
Avg. Life (yrs)	6.94	4.78	4.13
Window (mos)	37-178	40-118	43-84
Expected Final Mat.	8/25/2019	8/25/2014	10/25/2011

(1) Based on an assumed closing date of 10/30/04, dated date of 10/25/04 and first payment date of 11/25/04.

Sensitivity Analysis – To Maturity(1)

% CPR	20%	30%	40%

Class B1
Avg. Life (yrs)	6.88	4.71	4.00
Window (mos)	37-170	39-111	41-79
Expected Final Mat.	12/25/2018	1/25/2014	5/25/2011

Class B2
Avg. Life (yrs)	3.55	3.12	3.19
Window (mos)	37-50	37-38	38-39
Expected Final Mat.	12/25/2008	12/25/2007	1/25/2008

Class B3
Avg. Life (yrs)	7.56	4.92	3.88
Window (mos)	50-160	38-105	39-74
Expected Final Mat.	2/25/2018	7/25/2013	12/25/2010

(1) Based on an assumed closing date of 10/30/04, dated date of 10/25/04 and first payment date of 11/25/04.

Net Funds Cap Schedule (1) (2) (3)

Period	Net Funds Cap (%)	Period	Net Funds Cap (%)
1	9.30650	31	9.61472
2	9.61666	32	9.30449
3	9.30639	33	9.61456
4	9.30633	34	9.30434
5	10.30338	35	9.30426
6	9.30622	36	9.61432
7	9.61637	37	9.30410
8	9.30610	38	9.61416
9	9.61624	39	9.30394
10	9.30598	40	9.30386
11	9.30592	41	9.94542
12	9.61606	42	9.30369
13	9.30580	43	9.61373
14	9.61593	44	9.30352
15	9.30567	45	9.61355
16	9.30561	46	9.30335
17	10.30257	47	9.30326
18	9.30548	48	9.61328
19	9.61559	49	9.30308
20	9.30535	50	9.61309
21	9.61546	51	9.30290
22	9.30521	52	9.30280
23	9.30514	53	10.29943
24	9.61524	54	9.30261
25	9.30500	55	9.61260
26	9.61510	56	9.30242
27	9.30486	57	9.61240
28	9.30479	58	9.30222
29	10.30165	59	9.30212
30	9.30464	60	9.61208

(1) Based on one-month LIBOR of 20% for each period.

(2) Assumes 100% of the Prepayment Assumption as defined on page 2.

(3) Based on an assumed closing date of 10/30/04, dated date of 10/25/04 and first payment date of 11/25/04.

Breakeven CDR Table

The table below displays the Constant Default Rate (“CDR”), and the related cumulative collateral loss wherein the Class will first incur a writedown. Calculations are run to maturity at the forward one-month LIBOR curve. Other assumptions incorporated include: (1) 100% of the Prepayment Assumption, (2) 100% loss severity, (3) 6 month lag from default to loss, (4) principal and interest advanced during the 6 month lag, (5) triggers fail (i.e., no stepdown) and (6) a closing date of 10/30/04, dated date of 10/25/04 and first payment date of 11/25/04.

Class	CDR Break-Even (%)	Cumulative Loss (%)
M1	14.31	28.49
M2	12.83	26.11
M3	10.21	21.62
M4	9.12	19.65
M5	8.08	17.70
M6	7.10	15.80
M7	6.27	14.15
B1	5.71	13.00
B2	5.30	12.15
B3	3.84	9.03

Excess Spread (1)(2)(3)

Period	Excess Spread	Period	Excess Spread
1	6.85%	31	4.93%
2	6.76%	32	4.76%
3	6.54%	33	4.85%
4	6.36%	34	4.67%
5	6.59%	35	4.63%
6	6.18%	36	4.74%
7	6.16%	37	4.58%
8	5.95%	38	4.55%
9	5.97%	39	4.37%
10	5.76%	40	4.33%
11	5.70%	41	4.62%
12	5.77%	42	4.33%
13	5.66%	43	4.48%
14	5.67%	44	4.33%
15	5.52%	45	4.47%
16	5.46%	46	4.31%
17	5.76%	47	4.30%
18	5.35%	48	4.44%
19	5.42%	49	4.27%
20	5.25%	50	4.41%
21	5.33%	51	4.23%
22	5.15%	52	4.22%
23	5.11%	53	4.67%
24	5.20%	54	4.19%
25	5.05%	55	4.32%
26	5.13%	56	4.14%
27	4.96%	57	4.28%
28	4.92%	58	4.11%
29	5.27%	59	4.09%
30	4.84%	60	4.24%

(1) Based on gradually increasing one-month LIBOR.

(2) Assumes 100% of the Prepayment Assumption as defined on page 1.

(3) Based on an assumed closing date of 10/30/04, dated date of 10/25/04 and first payment date of 11/25/04.

SASCO 2004-S4 Collateral Summary – Aggregate

Collateral information is as of the Statistical Calculation Date.

Collateral Characteristics – Aggregate
Collateral characteristics are listed below as of the Statistical Calculation Date

Amortization Type
($)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)
Balloon	5,522	$269,809,501.98	44.26%	9.926%	686	98.42%	38.07%
Fixed Rate	8,615	339,770,865.20	55.74	10.277	668	98.59	60.18
Total:	14,137	$609,580,367.18	100.00%	10.122%	676	98.52%	50.40%

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)
0.01 - 50,000.00	10,074	$300,031,826.39	49.22%	10.312%	666	98.49%	60.52%
50,000.01 - 100,000.00	3,530	243,581,487.68	39.96	9.973	682	98.67	40.29
100,000.01 - 150,000.00	486	57,457,254.70	9.43	9.761	698	98.59	42.10
150,000.01 - 200,000.00	41	7,004,297.73	1.15	10.072	701	95.51	43.47
200,000.01 - 250,000.00	4	967,628.31	0.16	9.824	721	90.10	25.82
250,000.01 - 300,000.00	2	537,872.37	0.09	10.691	720	91.27	0.00
Total:	14,137	$609,580,367.18	100.00%	10.122%	676	98.52%	50.40%

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)
Purchase	12,004	$515,468,139.28	84.56%	10.133%	680	99.03%	48.23%
Cash Out Refinance	1,156	52,743,377.50	8.65	10.036	655	94.30	60.35
Rate/Term Refinance	951	39,698,017.87	6.51	10.089	655	97.39	64.98
Debt Consolidation	25	1,630,685.73	0.27	10.160	649	99.87	60.57
Home Improvement	1	40,146.80	0.01	9.890	734	95.00	0.00
Total:	14,137	$609,580,367.18	100.00%	10.122%	676	98.52%	50.40%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date

Occupancy Status
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)
Primary Home	12,475	$558,197,882.79	91.57%	10.062%	672	98.81%	50.59%
Investment	1,486	44,794,446.94	7.35	10.753	717	95.17	49.30
Second Home	176	6,588,037.45	1.08	10.867	720	96.62	41.47
Total:	14,137	$609,580,367.18	100.00%	10.122%	676	98.52%	50.40%

Original Terms to Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)
1 - 180	6,298	$289,546,084.77	47.50%	9.957%	684	98.34%	40.01%
181 - 240	2,033	86,775,809.26	14.24	10.450	654	99.40	56.63
241 - 360	5,806	233,258,473.15	38.27	10.204	674	98.41	60.97
Total:	14,137	$609,580,367.18	100.00%	10.122%	676	98.52%	50.40%

Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)
1 - 180	6,298	$289,546,084.77	47.50%	9.957%	684	98.34%	40.01%
181 - 240	2,033	86,775,809.26	14.24	10.450	654	99.40	56.63
241 - 360	5,806	233,258,473.15	38.27	10.204	674	98.41	60.97
Total:	14,137	$609,580,367.18	100.00%	10.122%	676	98.52%	50.40%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date

State Distributions (Top 10)
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)
CA	3,162	$205,490,833.53	33.71%	9.894%	682	98.52%	41.57%
FL	1,389	51,651,401.06	8.47	10.344	673	98.59	43.62
TX	1,052	30,717,299.69	5.04	9.916	676	99.24	49.90
MA	502	27,424,573.79	4.50	10.320	678	98.14	39.73
CO	703	27,165,508.72	4.46	10.072	674	98.67	58.06
AZ	747	26,272,518.34	4.31	10.114	687	98.21	60.72
WA	653	26,250,870.74	4.31	10.302	678	98.69	60.20
IL	548	20,910,501.57	3.43	10.207	677	98.60	44.19
NY	327	18,154,815.63	2.98	10.170	679	96.78	38.84
VA	392	16,759,515.40	2.75	10.017	675	98.16	59.22
Other	4,662	158,782,528.71	26.05	10.324	666	98.64	62.52
Total:	14,137	$609,580,367.18	100.00%	10.122%	676	98.52%	50.40%

Original Combined Loan-to-Value Ratio*
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)
<= 60.00	13	$646,284.47	0.11%	8.851%	645	54.66%	49.53%
60.01 - 70.00	27	1,299,622.16	0.21	9.442	629	65.72	56.56
70.01 - 80.00	87	5,372,162.47	0.88	9.401	671	77.43	32.87
80.01 - 85.00	104	3,938,497.77	0.65	9.656	658	84.04	51.79
85.01 - 90.00	852	31,380,861.01	5.15	9.620	694	89.61	25.14
90.01 - 100.00	13,054	566,942,939.30	93.01	10.163	675	99.44	51.94
Total:	14,137	$609,580,367.18	100.00%	10.122%	676	98.52%	50.40%

*Includes the loan in the securitization and any senior liens.

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date

FICO Score
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)
Not Available	13	$744,952.38	0.12%	11.488%	N/A	100.00%	12.99%
541 - 560	1	69,123.25	0.01	10.875	543	100.00	100.00
561 - 580	14	504,984.32	0.08	11.141	578	93.89	85.91
581 - 600	406	13,681,160.26	2.24	11.020	592	96.61	96.74
601 - 620	1,720	58,304,249.86	9.56	11.091	611	99.28	96.87
621 - 640	2,300	88,598,447.53	14.53	10.729	631	98.94	70.08
641 - 660	2,183	92,862,994.31	15.23	10.237	650	98.64	54.52
661 - 680	2,114	95,575,426.51	15.68	9.980	670	98.39	39.59
681 - 700	1,669	79,910,290.45	13.11	9.802	690	98.28	35.10
701 - 720	1,258	60,500,280.44	9.92	9.670	710	98.38	28.67
721 - 740	1,012	48,395,223.78	7.94	9.641	730	98.37	29.43
741 - 760	685	34,117,423.46	5.60	9.560	750	98.57	34.17
761 - 780	500	23,621,737.32	3.88	9.344	770	97.62	38.90
781 >=	262	12,694,073.31	2.08	9.512	793	98.48	46.12
Total:	14,137	$609,580,367.18	100.00%	10.122%	676	98.52%	50.40%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)
Single Family	10,824	$461,640,732.43	75.73%	10.156%	673	98.53%	50.89%
PUD	1,763	81,339,117.58	13.34	9.873	687	98.27	49.05
Condo	1,269	53,904,609.84	8.84	10.014	682	98.94	48.93
2-4 Family	279	12,637,044.64	2.07	10.936	686	97.76	47.23
Condotel	2	58,862.69	0.01	9.576	654	96.44	76.30
Total:	14,137	$609,580,367.18	100.00%	10.122%	676	98.52%	50.40%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date

Prepayment Penalty Term by Product Type ($)
Amortization Type	No Penalty	1 -12 Months	13 – 24 Months	25 – 36 Months	49 – 60 Months	Total
Fixed Rate	$177,612,273.70	$11,949,543.93	$113,956,971.03	$36,185,242.87	$66,833.67	$339,770,865.20
Balloon	208,152,512.60	2,763,202.56	38,526,781.66	20,246,441.37	120,563.79	269,809,501.98
Total:	$385,764,786.30	$14,712,746.49	$152,483,752.69	$56,431,684.24	$187,397.46	$609,580,367.18

Prepayment Penalty Term by Product Type (%)
Amortization Type	No Penalty	1 -12 Months	13 – 24 Months	25 – 36 Months	49 – 60 Months	Total
Fixed Rate	52.27%	3.52%	33.54%	10.65%	0.02%	55.74%
Balloon	77.15	1.02	14.28	7.50	0.04	44.26
Total:	63.28%	2.41%	25.01%	9.26%	0.03%	100.00%

Prepayment Penalty Description (Top 5)
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)
None	9,225	$385,764,786.30	63.28%	10.035%	685	98.15%	45.65%
6 Month Int. on Amount Prepaid >20% Orig. Bal.	3,564	168,510,820.29	27.64	10.256	660	99.16	59.91
2% of UPB	411	14,525,551.91	2.38	10.599	650	99.15	71.28
3 Month Int. on UPB	233	12,447,233.59	2.04	10.217	671	98.92	57.40
6 Month Int. on UPB	214	9,130,017.73	1.50	10.324	661	99.70	53.58
Other	490	19,201,957.36	3.15	10.177	669	98.97	40.44
Total:	14,137	$609,580,367.18	100.00%	10.122%	676	98.52%	50.40%

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)
Full	7,956	$307,202,111.46	50.40%	10.040%	659	98.99%	100.00%
Stated	4,129	205,107,147.85	33.65	10.281	685	98.75	0.00
Limited	1,693	82,400,879.36	13.52	9.873	712	97.20	0.00
No Documentation	332	12,980,390.78	2.13	10.887	707	92.15	0.00
No Ratio	27	1,889,837.73	0.31	11.588	668	97.81	0.00
Total:	14,137	$609,580,367.18	100.00%	10.122%	676	98.52%	50.40%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date

DTI Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)
Full Doc Loans:
<= 0.00	6	$289,298.23	0.09%	8.788%	719	98.09%	100.00%
0.01 - 5.00	17	843,355.56	0.27	10.171	672	97.27	100.00
5.01 - 10.00	24	1,431,099.86	0.47	9.608	677	99.49	100.00
10.01 - 15.00	43	1,854,975.75	0.60	9.767	685	98.76	100.00
15.01 - 20.00	141	5,198,529.86	1.69	10.008	677	98.47	100.00
20.01 - 25.00	231	7,714,228.95	2.51	9.945	673	98.59	100.00
25.01 - 30.00	522	17,057,067.23	5.55	10.059	664	98.64	100.00
30.01 - 35.00	953	33,312,984.97	10.84	10.131	663	99.03	100.00
35.01 - 40.00	1,547	60,085,522.33	19.56	10.033	663	98.98	100.00
40.01 - 45.00	2,383	92,827,491.04	30.22	10.092	660	99.15	100.00
45.01 - 50.00	1,841	76,360,402.82	24.86	10.008	648	99.14	100.00
50.01 - 55.00	232	9,633,812.31	3.14	9.709	663	97.87	100.00
55.01 - 60.00	6	237,700.93	0.08	9.679	685	84.10	100.00
60.01 - 65.00	7	241,100.01	0.08	11.427	669	99.17	100.00
65.01 - 70.00	1	48,473.07	0.02	10.500	720	95.00	100.00
75.01 - 80.00	1	22,967.54	0.01	11.875	778	100.00	100.00
90.01 - 95.00	1	43,101.00	0.01	8.910	687	94.84	100.00
Subtotal (Full Doc) :	7,956	$307,202,111.46	100.00%	10.04%	659	98.99%	100.00%

Non-Full Doc Loans:
<= 0.00	499	$25,478,894.90	8.43%	10.288%	711	94.88%	0.00%
0.01 - 5.00	24	1,144,810.92	0.38	9.362	722	96.09	0.00
5.01 - 10.00	19	675,813.48	0.22	10.318	707	97.41	0.00
10.01 - 15.00	41	1,718,886.11	0.57	10.146	705	96.80	0.00
15.01 - 20.00	81	3,029,318.28	1.00	10.443	700	95.53	0.00
20.01 - 25.00	173	6,135,061.43	2.03	10.314	700	97.25	0.00
25.01 - 30.00	343	14,226,330.38	4.70	10.112	701	97.74	0.00
30.01 - 35.00	636	27,921,822.91	9.23	10.099	700	97.94	0.00
35.01 - 40.00	1,204	55,923,656.06	18.49	10.104	696	98.28	0.00
40.01 - 45.00	1,678	88,309,562.08	29.20	10.226	689	98.35	0.00
45.01 - 50.00	1,446	75,808,443.98	25.07	10.273	683	98.92	0.00
50.01 - 55.00	34	1,851,438.19	0.61	10.231	687	96.14	0.00
55.01 - 60.00	1	58,472.33	0.02	12.875	679	95.00	0.00
60.01 - 65.00	1	44,744.67	0.01	10.375	708	100.00	0.00
90.01 - 95.00	1	51,000.00	0.02	11.125	727	100.00	0.00
Subtotal (Non-Full Doc):	6,181	$302,378,255.72	100.00%	10.204%	693	98.04%	0.00%
Total:	14,137	$609,580,367.18	100.00%	10.122%	676	98.52%	50.40%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)
5.501 - 6.000	8	$388,384.64	0.06%	6.000%	676	93.69%	100.00%
6.001 - 6.500	10	412,847.31	0.07	6.325	762	83.65	62.57
6.501 - 7.000	19	682,878.16	0.11	6.841	738	93.14	71.08
7.001 - 7.500	48	2,975,717.42	0.49	7.357	729	95.67	65.72
7.501 - 8.000	240	11,865,604.52	1.95	7.896	721	96.15	71.37
8.001 - 8.500	476	23,363,095.45	3.83	8.349	719	97.34	69.05
8.501 - 9.000	1,373	65,737,827.45	10.78	8.847	708	97.97	50.58
9.001 - 9.500	1,794	83,486,180.00	13.70	9.325	692	98.47	60.48
9.501 - 10.000	3,565	167,811,066.40	27.53	9.852	679	98.63	41.05
10.001 - 10.500	1,374	57,184,509.59	9.38	10.317	659	99.06	59.13
10.501 - 11.000	1,389	58,812,198.25	9.65	10.817	657	98.77	38.61
11.001 >=	3,841	136,860,057.99	22.45	11.765	649	98.90	51.41
Total:	14,137	$609,580,367.18	100.00%	10.122%	676	98.52%	50.40%